Exhibit 99.1

William Blair Conference Investor Presentation June 9 , 202 2

Forward - Looking Statements This communication contains “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words . Examples of forward - looking statements include, among others, statements we make regarding : guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings ; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses ; anticipated levels of capital expenditures in future periods ; our ability to successfully realize cost savings initiatives and transition services expenses ; our belief that we have sufficiently liquidity to fund our ongoing business operations ; expectations of the effect on our financial condition of claims, litigation, environmental costs, the COVID - 19 pandemic and governmental responses thereto, contingent liabilities, and governmental and regulatory investigations and proceedings ; and our strategy for customer retention, growth, product development, market position, financial results, and reserves . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions . Because forward - looking statements relate to the future, they are difficult to predict and many of which are outside of our control . Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10 - K, along with our other filings with the U . S . Securities and Exchange Commission (“SEC”) . However, those factors should not be considered to be a complete statement of all potential risks and uncertainties . Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations . Forward - looking statements are based only on information currently available to our management and speak only as of the date of this communication . We do not assume any obligation to publicly provide revisions or updates to any forward - looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws . Please consult our public filings with the SEC or on our website at www . clarivate . com . Non - GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Free Cash Flow, and Organic Revenues because they are a basis upon which our management assesses our performance and we believe they reflect the underlying trends and indicators of our business . Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability and performance or liquidity . In addition, these financial measures may not be comparable to similar measures used by other companies . At the Appendix to this presentation, we provide further descriptions of these non - GAAP measures and reconciliations of these non - GAAP measures to the corresponding most closely related GAAP measures . Safe Harbor Statement and Non - GAAP Financial Measures 2

Jerre Stead Executive Chair & Chief Executive Officer

2022 – 2023 • Launched ‘One Clarivate’ • Targeting organic growth rate of ~6.5% (+200 bps) • Adjusted EBITDA Margin expansion of ~300 - 500 bps • Poised to achieve mid - term targets and generate >$1.5B of Adjusted Free Cash Flow • $1B share repurchase program • Strong balance sheet at ~3 - 4x net leverage poised to continue to serve as industry consolidator 2021 • Outlined ‘One Clarivate’ • Launched inside sales • Continued inorganic growth • Organic growth rate of ~4.5% (+250 bps) • Adjusted EBITDA Margin expansion of ~ 450 bps • Established mid - term targets of $3B sales and industry - leading cash flow per share metrics 2019 – 2020 • Publicly listed – May ’19 • Inorganic growth • Organic growth rate ~2% • Restructured organization with significant cost savings • Adjusted EBITDA Margin expansion of ~800 bps The Clarivate Story The business is poised to deliver improved grow and exceptional cash flows See the Appendix for a reconciliation of GAAP to Non - GAAP measures . 4

Business model provides clear path to long - term profitable growth Recurring subscription revenue with high retention and revenue visibility ‘Build once, sell many times’ creates significant operating leverage Low capital requirements allow high cash flow conversion and strong reinvestment capacity Free cash flow profile supports M&A and capital return = strong cash flow = capacity to reinvest + profitable incremental growth Recurring revenue 5

Implemented One Clarivate Over $100B of Addressable Opportunity With this strategy, we put our customers at the center and move from product focus to customer focus Focusing on four customer verticals • Academia & Government • Life Sciences & Healthcare • Professional Services • Consumer Products, Manufacturing & Tech 6 1 Mid - point 2022 revenue outlook 2 Manufacturing includes Chemicals, Energy, Industrials, Automotive & Aviation, Electronics & Telecom; Tech & Consumer includes High Tech, IT & services, Consumer Goods & Services Source: BCG 2021 Academia & Government Pharma; Healthcare; Medical Devices Academia; Applied R&D; Publishing; Gov’t; Non - Profit Life Sciences & Healthcare Consulting; Financial Services; Law Firms Process and Discrete; Computer Tech; Communications; Consumer Tech; Retail Professional Services Consumer Products, Manufacturing & Tech 2 ~$26B ~$17B ~$1.36B ~$590M ~$47B ~$16B ~$490M ~$400M $ Clarivate revenue # TAM Our strategy to capture growth opportunity while increasing customer delight 1

7 Committed to Sustainability Aiming to be listed on DJ Sustainability Index and FTSE 4 GOOD Index based on 2023 performance Goal: carbon neutral by 2024

Jonathan Collins Executive Vice President & Chief Financial Officer

▪ Expect normal revenue seasonality with elevated levels in Q2 and Q4 due to transactional sales ▪ Anticipate organic growth rate to progressively improve through the year ▪ Q2 organic growth expected at ~5.5% to 6% and will deliver ~$690m of revenue as the USD has maintained its recent strength against other foreign currencies, namely GPB and EUR FY 2022 Quarterly Progression 9 As ‘One Clarivate’ takes hold growth expected to accelerate Revenue Phasing $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Q1A Q2 Q3 Q4 2021 Actual Revenue 2021 Pro forma Revenue 2022 Revenue Guide $662 ~$690 $ millions See the Appendix for a reconciliation of GAAP to Non - GAAP measures. 1 The pro forma financial information presented above has been derived from the historical consolidated financial statements of t he Company and from the historical accounting records of ProQuest. 1

▪ Affirming full year guidance ranges, which are unchanged ▪ Expect revenue growth of nearly $1B bolstered by full year of ProQuest business and ~6.5% organic constant currency growth ▪ Anticipate Adj. EBITDA conversion on revenue growth of nearly 40%; approaching $1.2B at the mid - point of the range ▪ Expect slight year - over - year profit margin compression due to ProQuest margin contribution before cost synergies are fully recognized FY 2022 Outlook 10 Outlook reflects profitable growth and a high cash flow conversion Full Year Guidance Ranges Revenue $2.8B $2.88B ~$2.84B Adj. EBITDA $1.16B $1.22B ~$1.19B Implied Profit Margin Adj. FCF $675M $725M ~$700M Guidance Range Midpoint Adj. EPS 85₵ 95₵ ~90₵ 41% 42% See the Appendix for a reconciliation of GAAP to Non - GAAP measures . .

$0.9 $1.2 $1.9 ~ $2.8 ~ $3.0 3.1% 1.2% 4.5% ~6.5% 2019A 2020A 2021A 2022P 2023T Revenue, Net Organic CC Growth $283 $478 $800 ~$1,190 32.7% 38.9% 42.6% 42% 2019A 2020A 2021A 2022P 2023T Adj EBITDA Profit Margin $0.53 $0.64 $0.72 ~$0.90 288 449 670 ~742 2019A 2020A 2021A 2022P 2023T Adjusted Diluted EPS Diluted Average Shares ▪ Revenue set to triple in 5 years bolstered by M&A and improving organic growth ▪ Adj. EBITDA expected to increase by ~50% in 2022 and margins are poised to expand in 2023 as cost synergies from PQ acquisition are delivered ▪ Anticipate >$1.5b Adj. FCF generation over the next two years ▪ Adj. Diluted EPS growth driven by higher earnings and may be accelerated by new $1B share repurchase authorization Key Financial Metrics Tends 11 Projecting substantial top - and bottom - line growth with exceptional cash flow generation $ billions 43% $101 $302 $459 ~$700 34.4% 62.0% 57.4% ~59% 2019A 2020A 2021A 2022P 2023T FCF One Time Costs Conversion Revenue Adjusted Diluted EPS Adjusted Free Cash Flow Adjusted EBITDA +/ - 1.5% ~ +/ - 3.0% $ millions $ millions >$0.8B See the Appendix for a reconciliation of GAAP to Non - GAAP measures . .

Leading Brands Global Customer Base $100B Addressable Market ~80% Subscription / Re - occurring Revenue 90%+ Subscriber Retention Rates Significant Operating Leverage Substantial Free Cash Flow Generation Accomplished Leadership Team 12 Investment Highlights

APPENDIX

This presentation contains financial measures which have not been calculated in accordance with generally accepted accounting principles in the United States of America (“ US GAAP “) , including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS and Adjusted Free Cash Flow because they are a basis upon which our management assesses our performance , and we believe they reflect the underlining trends and indicators of our business . Organic/Inorganic Revenues Organic revenues illustrates growth in businesses owned by the Company as of January 1 , 2021 . Inorganic revenues illustrates via growth in the business via acquisitions . Adjusted EBITDA Adjusted EBITDA represents net loss before the provision for income taxes, depreciation and amortization, interest income and expense adjusted to exclude the acquisition or disposal - related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from divestitures), share - based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency gains (losses), transformational and restructuring expenses, acquisition - related adjustments to deferred revenues, non - operating income or expense, the impact of certain non - cash, mark - to - market adjustments on financial instruments, legal settlements and other items that are included in net income for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period . In evaluating Adjusted EBITDA , you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments . The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all . Presentation of Certain Non - GAAP Financial Measures

Adjusted EBITDA The use of Adjusted EBITDA instead of US GAAP has limitations as an analytical tool, and you should not consider Adjusted EBI TDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under US GAAP. For example, Adjusted EBITDA does not reflect: – the Company’s cash expenditures or future requirements for capital expenditures – changes in, or cash requirements for, the Company’s working capital needs – interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt – any cash income taxes that the Company may be required to pay – any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may hav e to be replaced in the future – all non - cash income or expense items that are reflected in the Company’s statements of cash flows The Company’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other co mpanies when calculating adjusted EBITDA, which may limit their usefulness as comparative measures. The Company prepared the information included in this presentation based upon available information and assumptions and estim ate s that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate. Adjusted EBITDA Margin Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net plus the impact of the deferred revenue purchase accounting adjustments relating to acquisitions prior to 2021. Presentation of Certain Non - GAAP Financial Measures

Adjusted Net Income and Adjusted Diluted EPS We use Adjusted Net Income and Adjusted Diluted Earnings Per Share ("Adjusted Diluted EPS") in our analysis of the financial performance of the Company . We believe Adjusted Net Income and Adjusted Diluted EPS are meaningful measures of the performance of the Company because they adjust for items that do not directly affect our ongoing operating performance in the period . Adjusted Net Income is calculated using net income (loss), adjusted to exclude acquisition or disposal - related transaction costs (such costs include net income from continuing operations before the provision for income taxes, depreciation and amortization and interest income and expense from the divested business), amortization related to acquired intangible assets, share - based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency gains/(losses), transformational and restructuring expenses, acquisition - related adjustments to deferred revenues, the impact of certain non - cash mark - to - market adjustments on financial instruments, interest on debt held in escrow, and other items that are included in net income for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period, and the income tax impact of any adjustments . We calculate Adjusted Diluted EPS by using Adjusted Net Income divided by diluted weighted average shares for the period . Standalone Adjusted EBITDA We are required to report Standalone Adjusted EBITDA, which is identical to Consolidated EBITDA and EBITDA as such terms are defined under our credit facilities, dated as of October 31 , 2019 , and the indentures governing our secured notes due 2026 issued by Camelot Finance S . A . and guaranteed by certain of our subsidiaries, and the indentures governing the secured and unsecured notes issued by Clarivate Science Holdings Corporation in August 2021 , respectively . In addition, the credit facilities and the indentures contain certain restrictive covenants that govern debt incurrence and the making of restricted payments, among other matters . These restrictive covenants utilize Standalone Adjusted EBITDA as a primary component of the compliance metric governing our ability to undertake certain actions otherwise proscribed by such covenants . Standalone Adjusted EBITDA reflects further adjustments to Adjusted EBITDA for cost savings already implemented . Because Standalone Adjusted EBITDA is required pursuant to the terms of the reporting covenants under the credit facilities and the indentures and because this metric is relevant to lenders and noteholders, management considers Standalone Adjusted EBITDA to be relevant to the operation of its business . It is also utilized by Management and the Compensation Committee of the Board of Directors as an input for determining incentive payments to employees . Standalone Adjusted EBITDA is calculated under the credit facilities and the indentures by using our Consolidated Net Loss for the trailing 12 - month period (defined in the credit facilities and the indentures as our U . S . GAAP net income adjusted for certain items specified in the credit facilities and the indentures) adjusted for items including : taxes, interest expense, depreciation and amortization, non - cash charges, expenses related to capital markets transactions, acquisitions and dispositions, restructuring and business optimization charges and expenses, consulting and advisory fees, run - rate cost savings to be realized as a result of actions taken or to be taken in connection with an acquisition, disposition, restructuring or cost savings or similar initiatives, “run rate” expected cost savings, operating expense reductions, restructuring charges and expenses and synergies related to the transition projected by us, costs related to any management or equity stock plan, other adjustments that were presented in the offering memorandum used in connection with the issuance of the secured notes due in 2026 and earnout obligations incurred in connection with an acquisition or investment . Presentation of Certain Non - GAAP Financial Measures

Free Cash Flow and Adjusted Free Cash Flow We use free cash flow and adjusted free cash flow in our operational and financial decision - making and believe free cash flow and adjusted free cash flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate our competitors and to measure the ability of companies to service their debt . Free cash flow is calculated using net cash provided by operating activities, less capital expenditures . Adjusted free cash flow is calculated as free cash flow, less cash paid for restructuring and lease - exit activities, payments related to the CPA Global equity plan, transaction related costs, interest on debt held in escrow, debt issuance costs, and other one - time payments that the Company does not consider indicative of its ongoing operating performance . Presentation of Certain Non - GAAP Financial Measures

Descriptions Adjusted EBITDA adjustments 1. Reflects the deferred revenues adjustment made as a result of purchase accounting prior to the adoption of FASB ASU No . 2021 - 08 , Accounting for Contract Assets and Contract Liabilities from Contracts with Customers . In the fourth quarter of 2021 , Clarivate adopted ASU No . 2021 - 08 which allows an acquirer to account for the related revenue contracts in accordance with Topic 606 as if it had originated the contracts . This guidance was applied retrospectively to all business combinations for which the acquisition date occurs during or subsequent to the year ended 2021 . 2. Includes costs incurred to complete business combination transactions, which were comprised of acquisitions, dispositions and capital market activities, as well as advisory, legal, and other professional and consulting costs . This also consists of the mark - to - market adjustments on the contingent stock consideration associated with the CPA Global and DRG acquisitions . 3. Reflects costs primarily to restructuring and impairment associated with the acquisition of DRG and CPA Global in 2020 . This also includes costs incurred in connection with the initiative, following our merger with Churchill Capital Corp in 2019 , to streamline our operations by simplifying our organization and focusing on two segments . During 2021 , the CPA Global plan continued, as well as the addition of a new One Clarivate Program, which was an approved restructuring action to streamline operations within targeted areas of the Company . Additionally, during the years ended December 31 , 2021 , 2020 and 2019 , we incurred impairment charges taken on right - of - use assets of $ 57 . 3 , $ 4 . 8 and $ 0 respectively, related to the ceased use and exit of leased properties . 4. Reflects mark - to - market adjustments on financial instruments under Accounting Standards Codification 815 , Derivatives and Hedging . Warrant instruments that do not meet the criteria to be considered indexed to an entity's own stock shall be initially classified as a liability at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash . In periods subsequent to issuance, changes in the estimated fair value of the liabilities are reported through earnings . 5. Includes primarily the net impact of foreign exchange gains and losses related to the re - measurement of balances and other items that do not reflect our ongoing operating performance . The 2021 YTD detail also includes an accrual of $ 8 . 0 for a legal case . The 2020 detail includes costs related to a transition services agreement and offset by the reverse transition services agreement from the sale of MarkMonitor . The 2019 detail includes payments to Thomson Reuters under the Transition Services Agreement . For both 2020 and 2019 , it consists of costs incurred in connection with and after our separation from Thomson Reuters in 2016 relating to the implementation of our standalone company infrastructure and related cost - savings initiatives . These costs include primarily transition consulting, technology infrastructure, personnel and severance expenses relating to our standalone company infrastructure, which are recorded in selling, general and administrative costs in our statement of operations , as well as expenses related to the restructuring and transformation of our business following our separation from Thomson Reuters in 2016 mainly related to the integration of separate business units into one functional organization and enhancements in our technology . These costs were largely completed by the end of 2020 . Reconciliation of Non - GAAP Financial Measures 18 Net Loss to Adjusted EBITDA Year Ended December 31, (in millions) ; (unaudited) 2021 2020 2019 Net loss attributable to ordinary shares $ (312.0) $ (350.6) $ (258.6) Dividends on preferred shares 41.5 — — Net loss (270.4) (350.6) (258.6) Provision (benefit) for income taxes 12.3 (2.7) 10.2 Interest expense and amortization of debt discount, net 252.5 111.9 157.7 EBIT (5.6) (241.4) (90.7) Depreciation and amortization 537.8 303.2 200.5 Deferred revenues adjustment (1) 4.0 23.1 0.4 Transaction related costs (2) 46.2 99.3 46.2 Share - based compensation expense 139.6 70.5 51.4 Gain on sale of Tech S treet — (28.1) — Legal settlement — — (39.4) Impairment on assets held for sale — — 18.4 Restructuring and impairment (3) 129.5 56.1 15.7 Mark - to - market (gain) loss on financial instruments (4) (81.3) 205.1 47.7 Other (5) 30.4 (1.1) 43.9 Adjusted EBITDA $ 800.4 $ 486.6 $ 294.1 Adjusted EBITDA Margin 42.6% 38.1% 30.2%

Descriptions Adjusted Net Income and Adjusted Diluted EPS adjustments 1. Reflects the deferred revenues adjustment made as a result of purchase accounting prior to the adoption of FASB ASU No . 2021 - 08 , Accounting for Contract Assets and Contract Liabilities from Contracts with Customers . In the fourth quarter of 2021 , Clarivate adopted ASU No . 2021 - 08 which allows an acquirer to account for the related revenue contracts in accordance with ASC 606 , Revenue from Contracts with Customers, as if it had originated the contracts . This guidance was applied retrospectively to all business combinations for which the acquisition date occurs during or subsequent to the fiscal year 2021 . 2. Includes costs incurred to complete business combination transactions, which were comprised of acquisitions, dispositions and capital market activities, as well as advisory, legal, and other professional and consulting costs . This also includes the mark to market adjustments on the contingent stock consideration associated with the CPA Global and DRG acquisitions . 3. Reflects costs primarily related to restructuring and impairment associated with the acquisition of primarily DRG and CPA Global in 2020 , as well as the approved One Clarivate and ProQuest restructuring programs in 2021 . This also includes costs incurred in connection with the initiative, following our merger with Churchill Capital Corp in 2019 , to streamline our operations by simplifying our organization and focusing on two segments . 4. Reflects mark - to - market adjustments on our private placement warrant financial instruments . In periods after issuance, changes in the estimated fair value of the liabilities are reported through earnings . 5. Reflects interest expense incurred on the principal related to the 2021 debt offering, that was held in escrow until the completion of the acquisition of ProQuest on December 1 , 2021 . Clarivate used the net proceeds to finance a portion of the purchase price and therefore, considered as part of the transaction costs associated with the acquisition . 6. Includes primarily the net impact of foreign exchange gains and losses related to the re - measurement of balances and other items that do not reflect our ongoing operating performance . The 2021 detail also includes an accrual of $ 8 . 0 for a legal case . The 2020 detail includes costs related to a transition services agreement and offset by the reverse transition services agreement from the sale of MarkMonitor and costs incurred in connection with and after our separation from Thomson Reuters in 2016 relating to the implementation of our standalone company infrastructure and related cost - savings initiatives . These costs were largely wound down by the end of 2020 . 19 Reconciliation of Non - GAAP Financial Measures Net Loss and Net Loss Per Share to Adjusted Net Income and Adjusted Diluted EPS Year Ended December 31, Year Ended December 31, 2021 2020 (in millions, except per share amounts) ; (unaudited) Amount Per Share Amount Per Share Net loss attributable to ordinary shares, diluted $ (3 93 . 3 ) $ (0.61) $ (350.6) $ (0.82) Change in fair value of private placement warrants 81 . 3 0.12 — — Net loss attributable to ordinary shares (312.0) (0.49) (350.6) (0.82) Dividends on preferred shares 41.5 0.06 — — Net loss (270.4) (0.43) (350.6) (0.82) Deferred revenues adjustment (1) 4.0 0.01 23.1 0.05 Transaction related costs (2) 46.2 0.07 99.3 0.22 Share - based compensation expense 139.6 0.21 70.5 0.16 Amortization related to acquired intangible assets 450.5 0.67 237.0 0.53 Restructuring and impairment (3) 129.5 0.19 56.1 0.13 Mark - to - market (gain) loss on financial instruments (4) (81.3) (0.12) 205.1 0.46 Debt extinguishment costs and refinancing related costs — — 8.6 0.02 Gain on sale of Techstreet — — (28.1) (0.06) Interest on new debt held in escrow (5) 95.8 0.14 — — Other (6) 30.4 0.05 (1.1) — Income tax impact of related adjustments (62.4) (0.09) (30.7) (0.07) Adjusted net income and Adjusted Diluted EPS $ 481.7 $ 0.72 $ 289.1 $ 0.64 Adjusted weighted average ordinary shares (Diluted) 670,399,061 448,875,052

Descriptions Free Cash Flow and Adjusted Free Cash Flow Adjustments 1. Reflects cash payments for costs primarily related to restructuring and lease - exit activities associated with the acquisition of DRG, CPA Global and ProQuest, as well as the One Clarivate program . This includes cash paid for costs incurred in connection with the initiative, following our merger with Churchill Capital Corp in 2019 , to streamline our operations by simplifying our organization and focusing on two segments . 2. Includes cash paid for costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities, as well as advisory, legal, and other professional and consulting costs . 3. Consist of cash paid for costs incurred in 2020 and 2019 in connection with and after our separation from Thomson Reuters in 2016 , which related to the implementation of our standalone company infrastructure in connection with our cost - savings initiatives, which were mostly completed by December 31 , 2020 , as well as other costs that do not reflect our ongoing operating performance . 4. In 2020 , we entered into a new transition services agreement, offset by the reverse transition services agreement from the sale of MarkMonitor assets . T his includes payments to Thomson Reuters, that were made in 2019 , under the Transition Services Agreement . 5. Reflects the portion of cash paid on interest expense incurred on the principal related to the 2021 debt offering, that was held in escrow until the completion of the pending acquisition of ProQuest on December 1 , 2021 . Clarivate used the net proceeds to finance a portion of the purchase price and therefore, it was considered as part of the transaction costs associated with the acquisition . 20 Reconciliation of Non - GAAP Financial Measures Net Cash Provided By (Used In) Operating Activities to Free Cash Flow and Adjusted Free Cash Flow Year Ended December 31, (in millions) ; (unaudited) 2021 2020 2019 Net cash provided by operating activities $ 323.8 $ 263.5 $ 117.6 Capital expenditures (118.5) (107.7) (69.8) Free cash flow $ 205.2 $ 155.8 $ 47.8 Cash paid for restructuring costs (1) 80.3 26.0 — Cash paid for transaction related costs (2) 78.2 95.8 45.1 Cash paid for transition, integration and other costs (3) 1.6 20.3 40.9 Cash paid (received) for transition services agreement (4) — (2.2) 12.0 Cash paid for debt issuance costs 57.8 7.7 — Cash paid for interest held in escrow (5) 36.3 — — Cash received for hedge accounting transactions — (1.7) — Cash received for legal settlement — — (45.3) Adjusted free cash flow $ 459.4 $ 301.7 $ 100.5

Year Ending December 31, 2022 (Forecasted) Low High (in millions) Net loss attributable to ordinary shares $ (166.2) $ (106.2) Dividends on preferred shares (1) 75.5 75.5 Net loss (90.7) (30.7) Provision for income taxes 60.1 60.1 Depreciation and amortization 560.1 560.1 Amortization of ProQuest acquired intangibles 180.6 180.6 Interest expense and amortization of debt discount, net 242.5 242.5 Deferred revenue adjustment (2) 0.7 0.7 Restructuring and impairment (3) 88.4 88.4 Share - based compensation expense (4) 118.3 118.3 Adjusted EBITDA $ 1,160.0 $ 1,220.0 Year Ending December 31, 2022 (Forecasted) (in millions) Low High Revenues, net $ 2,800.0 $ 2,880.0 Adjusted EBITDA 1,160.0 1,220.0 Adjusted EBITDA Margin 41% 42 % Variance Increase/(Decrease) Percentage of Factors Increase/(Decrease) Year Ending December 31, Total Variance (Dollars) Total Variance (Percentage) Acquisitive Disposal FX Impact Organic (in millions) 2022 Outlook mid - point 2021 Revenues, net $ 2,840.0 $ 1,876.9 $ 963.1 51.3% 46.2% — % (1.4) % 6.5 % Descriptions 1. Dividends on our MCPS are payable quarterly at an annual rate of 5 . 25 % of the liquidation preference of $ 100 per share . For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS stock dividends . 2. Reflects the deferred revenues adjustment made as a result of acquisition accounting associated with businesses that were acquired prior to January 1 , 2021 . 3. Reflects restructuring costs primarily associated with the ProQuest acquisition which will be incurred in 2022 . 4. Includes CPA Global equity plan compensation expense . 21 Reconciliation of Non - GAAP Financial Measures The following table presents our calculation of Revenues, net, Adjusted EBITDA and Adjusted EBITDA Margin for the Outlook for 2022 and reconciles this measure to Revenues for the same period : Revenues, Net Adjusted EBITDA Adjusted EBITDA Margin

Year Ending December 31, 2022 (Forecasted) (in millions, except per share amounts) Low High Per Share Per Share Net loss attributable to ordinary shares (0.23) (0.13) Dividends on preferred shares (1) 0.10 0.10 Net loss (0.13) (0.03) Restructuring and impairment (2) 0.12 0.12 Share - based compensation expense (3) 0.16 0.16 Amortization related to acquired intangible assets 0.80 0.80 Income tax impact of related adjustments (0.10) (0.10) Adjusted Diluted EPS 0.85 0.95 Weighted average ordinary shares (Diluted) (4) 741,709,816 Descriptions Adjusted Diluted EPS Adjustments 1. Dividends on our MCP S are payable quarterly at an annual rate of 5 . 25 % of the liquidation preference of $ 100 per share . For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS stock dividends . 2. Reflects restructuring costs primarily associated with the ProQuest acquisition which will be incurred in 2022 . 3. Includes CPA Global equity plan compensation expense . 4. For the purposes of calculating adjusted earnings per share, the Company has excluded the accrued and anticipated MCPS stock dividends and assumed the “if - converted” method of share dilution . 22 Reconciliation of Non - GAAP Financial Measures The following table presents our calculation of Adjusted Diluted EPS for the FY2022 Outlook and reconciles this measure to our Net loss for the same period: Net Loss Per Fully Diluted Weighted Shares Outstanding to Adjusted Diluted EPS

Year Ending December 31, 2022 (Forecasted) Low High (in millions) Net cash provided by operating activities $ 6 06 .5 $ 6 5 6.5 Capital expenditures (1 8 5.0) (1 8 5.0) Free Cash Flow $ 421.5 $ 471.5 Cash paid for restructuring costs (1) 87.5 87.5 Cash paid for CPA Global equity plan (2) 166.0 166.0 Adjusted Free Cash Flow $ 675.0 $ 725.0 Descriptions Adjusted Free Cash Flow Adjustments 1. Reflects cash payments for costs primarily related to restructuring associated with the ProQuest acquisition in 2022 . 2. Includes cash funded by a trust related to CPA Global equity plan payout upon vesting . The following table presents our calculation of Free Cash Flow and Adjusted Free Cash Flow for the FY2022 Outlook and reconciles this measure to our Net cash provided by operating activities for the same period: 23 Reconciliation of Non - GAAP Financial Measures Net Cash Provided by Operating Activities to Free Cash Flow and Adjusted Free Cash Flow